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                                                                      Exhibit 21

                              AVIS RENT A CAR, INC.

                                  SUBSIDIARIES

                     (100% Owned unless otherwise indicated)

                                                                State or Country
Corporate Name                                                  of Organization
--------------                                                  ---------------

Avis Rent A Car, Inc. f/k/a
Rental Car Holdings, Inc.                                        Delaware

A. Avis Rent A Car System, Inc.                                  Delaware

     1. Avis International, Ltd.                                 Delaware

         (a) Avis Management Pty. Limited                        Australia

             - We Try Harder Pty. Limited                        Australia
             - Chaconne Pty. Limited                             Australia

                 - W.T.H. Pty. Limited                           Australia

                    - Auto Accident Consultants Pty. Limited     Australia
                    - W.T.H. Fleet Leasing Pty. Limited          Australia
                      (ownership shared with Chaconne Pty.
                                    Limited)
                    - Avis Services Pty. Ltd.                    Australia

         (b) Avis Management Services, Ltd.                      Delaware

         (c) Arbitra S.A.                                        Argentina

         (d) Avis Caribbean, Limited                             Delaware

                 - Avis Rent A Car de Puerto Rico, Inc.          Puerto Rico
                 - Virgin Islands Enterprises, Inc.              Virgin Islands

         (e) Avis Asia and Pacific, Limited                      Delaware

                 - Avis Rent A Car Limited                       New Zealand

                    - Altra Auto Rental Limited                  New Zealand
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                                                                State or Country
Corporate Name                                                  of Organization
--------------                                                  ---------------

         (f) WTH Canada, Inc.                                    Canada

                 - Aviscar Inc.                                  Canada

                    - Avis Services Canada, Inc.                 Canada

         (g) Avis Rent A Car (Hong Kong) Ltd.                    Hong Kong

         (h) West Indies Car Rental Ltd. (49% owned)             Jamaica

         (i) Avis Automoveis De Aluguel Ltda.                    Brazil

                 - Avis Location de Velculos Ltda.               Brazil

     2. Avis Enterprises, Inc. f/k/a Avis Leasing Corporation    Delaware

         (a) Avis Service, Inc.                                  Delaware

         (b) Avis Lube, Inc.                                     Delaware

     3. Pathfinder Insurance Company                             Colorado

     4. PF Claims Management, Ltd.                               Delaware

     5. Avis Leasing Corporation                                 Delaware

     6. Zam, Inc.                                                West Virginia

     7. Global Excess & Reinsurance Ltd.                         Bermuda

     8. Constellation Reinsurance Company Limited                Barbados

     9. We Try Harder Japan Co., Ltd.                            Japan

     10. Servicios Avis S.A.                                     Mexico

     11. Avis Rent A Car Limited                                 Fiji

     12. Avis Rent A Car Sdn. Bhd.                               Malaysia

     13. Avis Rent A Car Sdn. Bhd.                               Singapore

     14. Avis Rent A Car Limited                                 Vanuatu


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                                                                State or Country
Corporate Name                                                  of Organization
--------------                                                  ---------------

     15. AESOP Leasing L.P. (99% owned as limited partner)       Delaware

     16. AESOP Funding II L.L.C. (indirectly 98% owned           Delaware
         through AESOP Leasing L.P.)

     17. Rent-A-Car Company, Incorporated                        Virginia

     18. Motorent, Inc.                                          Tennessee

B. Reserve Claims Management Co. f/k/a Avis Leasing              Delaware
       International, Ltd. (ownership shared with Bruce Dolin)

C. Avis Fleet Leasing and Management Corp.                       Texas

     1. PHH Canadian Holdings, Inc.                              Delaware

         (a) PHH Vehicle Management Services, Inc.               Canada

              - Canadian Lease Management Ltd.                   Canada
              - PHH Leasing of Canada Ltd.                       Canada

     2. PHH Vehicle Management Services LLC                      Delaware

         (a) PHH VMS Subsidiary Corporation                      Delaware

         (b) D.L. Peterson Trust (98% owned)

         (c) JHH Partnership (99% owned)

         (d) PHH/Paymentech, LLC                                 Delaware

     3. Cendant Business Answers (Europe) Ltd.                   United Kingdom

         (a) PHH Card Services Ltd.                              United Kingdom

         (b) Allstar Petrol Card Ltd.                            United Kingdom

         (c) PHH Vehicle Management Services Ltd.                United Kingdom

             - PHH Truck Management Services Ltd.                United Kingdom
             - PHH Leasing (No. 9) Ltd.                          United Kingdom

         (d) PHH Insurance Broking Services Ltd.                 United Kingdom


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                                                                State or Country
Corporate Name                                                  of Organization
--------------                                                  ---------------

         (e) PHH Investment Services Ltd.                        United Kingdom

             - PHH Financial Services Ltd.                       United Kingdom

         (f) PHH Treasury Services Ltd.                          United Kingdom

     4. PHH Commercial Leasing, Inc.                             Maryland

     5. PHH Corner Leasing, Inc.                                 Maryland

     6. PHH Page Leasing, Inc.                                   Maryland

     7. PHH St. Paul Leasing, Inc.                               Maryland

     8. PHH Continental Leasing, Inc.                            Maryland

     9. PHH Caribbean Leasing, Inc.                              Maryland

     10. PHH Market Leasing, Inc.                                Maryland

     11. PHH Milford Leasing, Inc.                               Maryland

     12. PHH National Leasing, Inc.                              Maryland

     13. PHH Power Leasing, Inc.                                 Maryland

     14. PHH Personalease Corporation                            Maryland

     15. Dealers Holdings, Inc.                                  Maryland

          (a) Williamsburg Motors, Inc.                          Maryland

          (b) Edenton Motors,  Inc.                              Maryland

     16. PHH Charitable Trust                                    United Kingdom

     17. PHH Deutschland, Inc.                                   Maryland

     18. Pointeuro Limited                                       United Kingdom


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                                                                State or Country
Corporate Name                                                  of Organization
--------------                                                  ---------------

          (a) The Harpur Group Limited                           United Kingdom

               - Harpur UK Limited                               United Kingdom

                   -Overdrive Credit Card Limited                United Kingdom
                   -Dialcard Limited                             United Kingdom
                   -Harpur Assets Limited                        United Kingdom

               - Overdrive Business Solutions Ltd.               United Kingdom

                   - Overdrive Fleet Information Services Limited
                   - Dialcard Fleet Services Limited             United Kingdom
                                                                 United Kingdom

     19. Wright Express LLC                                      Delaware

          (a) Wright Express Financial Services Corporation      Utah

          (b) Wright Express Canada, Inc.                        Canada

     20. FAH Company, Inc.                                       Delaware


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